Prospectus

April 30, 2001

Putnam Variable Trust
Class IA Shares

Growth Fund
Putnam VT New Opportunities Fund

This prospectus explains what you should know about Putnam VT New
Opportunities Fund, one of the funds of Putnam Variable Trust, which offers shares of beneficial interest in separate investment portfolios for purchase by separate accounts of various insurance companies. Certain other funds of the Trust are offered through another prospectus.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

    CONTENTS

 2 Fund summary (including Goal, Main investment strategies, Main risks and Performance information)

 3  What are the fund's main investment strategies and related risks?

 4  Who manages the fund?

 4  How to buy and sell fund shares

 5  How does the fund price its shares?

 5  Fund distributions and taxes

 5  Financial highlights


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Fund summary

The following summary identifies the fund's goal, main investment strategies and the main risks that could adversely affect the value of the fund's shares and the total return on your investment. The summary also contains performance information that provides some indication of the fund's risks. The chart contained in the summary shows year-to-year changes in the performance of the fund's class IA shares. A table following the chart compares the fund's performance to that of broad measures of market performance. Of course, the fund's past performance is not necessarily an indication of future performance. None of the performance information reflects the impact of insurance-related charges or expenses. If it did, performance would be less than that shown. Please refer to the prospectus for your insurance contract for information about those charges and performance data reflecting those charges and expenses.

A more detailed description of the fund, including the risks associated with investing in the fund, can be found further back in this prospectus. Please be sure to read this additional information before you invest.

You can lose money by investing in the fund. The fund may not achieve its goal, and it is not intended as a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES -- GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks in sectors of the economy that we believe have high growth potential. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The growth sectors we currently emphasize include communications, media/entertainment, medical technology/cost containment, industrial and environmental services, applied/advanced technology, financial services, consumer products and services and business services. We may invest in companies of any size.

MAIN RISKS

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund's investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

* The risk of investing in a limited group of sectors. This increases the fund's vulnerability to factors affecting a limited group of sectors. This risk is significantly greater than for a fund that invests in a broader range of sectors, and may result in greater losses and volatility.

PERFORMANCE INFORMATION

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES]

CALENDAR YEAR TOTAL RETURNS FOR CLASS IA SHARES

1995        44.87%
1996        10.17%
1997        23.29%
1998        24.38%
1999        69.35%
2000       -26.09%

Year-to-date performance through 3/31/01 was -27.30%. During the periods shown in the bar chart, the highest return for a quarter was 49.47% (quarter ending 12/31/99) and the lowest return for a quarter was -28.78 (quarter ending 12/31/00).

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Average Annual Total Returns
(for periods ending 12/31/00)
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                                                        Since
                                   Past       Past   inception
                                 1 year    5 years    (5/2/94)
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Class IA                         -26.09%     16.16%     19.68%
Russell 2000 Index                -3.02%     10.31%     11.97%
Russell Midcap Growth Index      -11.75%     17.76%     18.32%
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The fund's performance benefited from Putnam Management's agreement to limit the fund's expenses through the period ended December 31, 1994. The fund's performance is compared to the Russell 2000 Index, an unmanaged index that is a commonly-used measure of small company performance, and the Russell Midcap Growth Index, an unmanaged index of common stocks of midsized companies that are also listed on the Russell 1000 Growth Index. The fund's performance was previously compared to the Standard & Poor's 500 Index, an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. This index was replaced by the Russell 2000 Index, which is more representative of the fund's investment strategies. The average annual total returns for the 1-year, 5-years and since inception periods ending on 12/31/00 were -9.10%, 18.32% and 19.70% for the Standard and Poor's 500 Index.

What are the fund's main investment strategies and related risks?

We generally manage the fund in a style similar to the Putnam New
Opportunities Fund in the retail Putnam family of funds that we also manage and whose shares are generally offered to the public. Putnam New
Opportunities Fund, however, employs different investment practices and may invest in securities different from those in which Putnam VT New
Opportunities Fund invests, and consequently the two funds will not have identical portfolios or experience identical investment results.

Any investment carries with it some level of risk that generally reflects its potential for reward. We will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. This section provides additional information on the investment strategies and related risks that are identified for the fund in "Fund summary" at the beginning of this prospectus and discusses investment strategies and related risks.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for the company's earnings growth is wrong, or if our judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Small companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Small companies in foreign countries could be relatively smaller than those in the United States.

Foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Illiquid investments. We may invest up to 10% of the fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. We may not be able to sell the fund's illiquid investments when we consider it is desirable to do so or we may be able to sell them only at less than their market value.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

Other investments. In addition to the main investment strategies described above, we may make other investments, which may be subject to other risks as described in the SAI.

Alternative strategies. Under normal market conditions, we keep the fund's portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The Trust's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Who manages the fund?

The Trust's Trustees oversee the general conduct of the fund's business. The Trustees have retained Putnam Management to be the fund's investment manager, responsible for making investment decisions for the fund and managing the fund's other affairs and business. The fund pays Putnam Management a quarterly management fee for these services based on the fund's average net assets. The fund paid Putnam Management a management fee of 0.52% of average net assets for the fund's last fiscal year. Putnam Management's address is One Post Office Square, Boston, MA 02109.

The following officers of Putnam Management have primary responsibility for the day-to-day management of the fund's portfolio. Each officer's length of service to the fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.

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Manager                  Since   Experience
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Jeffrey R. Lindsey       1999    1994 - Present         Putnam Management
Managing Director

Daniel L. Miller         1994    1983 - Present         Putnam Management
Managing Director

Richard B. Weed          2000    2000 - Present         Putnam Management
Senior Vice President            Prior to Dec. 2000     State Street
                                                        Global Address
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How to buy and sell fund shares

The Trust has an underwriting agreement relating to the fund with Putnam Retail Management, One Post Office Square, Boston, Massachusetts 02109. Putnam Retail Management presently offers shares of the fund continuously to separate accounts of various insurers. The underwriting agreement presently provides that Putnam Retail Management accepts orders for shares at net asset value and no sales commission or load is charged. Putnam Retail Management may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

Shares are sold or redeemed at the net asset value per share next determined after receipt of an order. Orders for purchases or sales of shares of the fund must be received by Putnam Retail Management before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. No fee is charged to a separate account when it redeems fund shares.

This prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this prospectus.

The fund currently does not foresee any disadvantages to policyowners arising out of the fact that the fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the fund and shares of another fund offered by the Trust may be substituted. This might force the fund to sell portfolio securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the fund to any separate account or may suspend or terminate the offering of shares of the fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund. Under unusual circumstances, the Trust may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

How does the fund price its shares?

The price of the fund's shares is based on its net asset value (NAV). The NAV per share of each class of shares equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.

Fund distributions and taxes

The fund will distribute any net investment income and net realized capital gains at least annually. Both types of distributions will be made in shares of the fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash.

Distributions are reinvested without a sales charge, using the net asset value determined on the ex-dividend date. Distributions on each share are determined in the same manner and are paid in the same amount, regardless of class, except for such differences as are attributable to differential class expenses.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. The fund intends to comply with these requirements. If the fund does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal income taxes on income and gains it distributes to the separate accounts. For information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, contract holders should consult the prospectus of the applicable separate account.

The fund's investments in foreign securities may be subject to withholding taxes. In that case, the fund's yield on those securities would be decreased.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Financial highlights

The financial highlights table is intended to help you understand the fund's recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund's financial statements, which have been audited and reported on by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.






FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)

                                                           Year ended December 31
                                      ---------------------------------------------------------
                                          2000         1999       1998        1997         1996
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period    $43.44       $26.06     $21.23      $17.22       $15.63
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Investment operations
Net investment loss                       (.18) a      (.08) a    (.04)         -- d       (.01)
Net realized and unrealized
gain (loss) on investments             $(10.00)       17.93       5.19        4.01         1.60
-----------------------------------------------------------------------------------------------
Total from investment operations       $(10.18)       17.85       5.15        4.01         1.59
-----------------------------------------------------------------------------------------------
Less distributions:
From net investment income                  --           --         --          --           --
From net realized gain on investments    (3.49)        (.37)      (.32)         --           --
In excess of net realized gain
on investments                              --           --         --          --           --
From return of capital                      --           --         --          --           --
-----------------------------------------------------------------------------------------------
Total distributions                      (3.49)        (.37)      (.32)         --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period          $29.77       $43.54     $26.06      $21.23       $17.22
Total return at net asset value (%) b   (26.20)       69.35      24.38       23.29        10.17
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Ratios and supplemental data
Net assets, end of period
(in thousands)                         231,779   $6,432,227 $3,586,225  $2,590,244   $1,674,197
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Ratio of expenses to average
net assets (%) c                           .72          .59        .61         .63          .72
Ratio of net investment
loss to average net assets (%)            (.45)        (.28)      (.16)       (.01)        (.13)
Portfolio turnover (%)                   53.64        71.14      59.75       71.78        57.94
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a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
c Includes amounts paid through expense offset and brokerage service arrangements.
d Net investment income, distributions from net investment income and returns of capital were less than $0.01 per share.



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For more information  about the fund and  Putnam Variable Trust

The Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the auditor's report and financial statements included in the Trust's most recent annual report to the funds' shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the fund's last fiscal year. You may get free copies of these materials, request other information about the fund and other Putnam funds, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam's Web site, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about the fund, including the Trust's SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the fund on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund's file number.


PUTNAM INVESTMENTS


     One Post Office Square
     Boston, Massachusetts 02109
     1-800-225-1581

     Address correspondence to
     Putnam Investor Services
     P.O. Box 989
     Boston, Massachusetts 02103

     www.putnaminvestments.com

     File No. 811-5346